EXHIBIT NO. 24

ARMSTRONG HOLDINGS, INC.

POWER OF ATTORNEY

I, John N. Rigas, Senior Vice President, Secretary and General Counsel of Armstrong Holdings, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, do hereby certify that at a meeting of the Board of Directors of said corporation duly held on the 21st day of February, 2005, at which a quorum was present and acting throughout, the following resolution was adopted and is now in full force and effect.

RESOLVED that the execution of Armstrong Holdings, Inc.’s 2004 Annual Report on Form 10-K by members of the Board of Directors through powers of attorney granting Messrs. Lockhart, Rigas and Gangl the power to sign on their behalf is authorized.

IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said corporation this 21st day of February, 2005.

/s/ John N. Rigas
John N. Rigas
Senior Vice President, Secretary and General Counsel

EXHIBIT NO. 24

ARMSTRONG HOLDINGS, INC.

POWER OF ATTORNEY

RE: 2004 ANNUAL REPORT ON FORM 10-K

I, H. Jesse Arnelle, as a Director of Armstrong Holdings, Inc., do hereby constitute and appoint, MICHAEL D. LOCKHART or, in the case of his absence or inability to act as such, JOHN N. RIGAS or, in the case of his absence or inability to act as such, WALTER T. GANGL, my agent, to sign in my name and on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, with the same effect as if such signature were made by me personally.

/s/ H. Jesse Arnelle
Dated: February 21, 2005

All powers of attorney required to be filed are substantially identical in all material respects. Therefore, in accordance with SEC Regulation 229.601(a) Instruction 2, only the foregoing copy is being included except, however, that the manually signed copy filed with the Securities and Exchange Commission includes a complete set of powers of attorney.

All powers of attorney differ only from the form of the foregoing in that they are executed by the following parties in the capacities indicated on or about February 21, 2005.

H. Jesse Arnelle	Director
Judith R. Haberkorn	Director
John A. Krol	Director
James E. Marley	Director
Ruth M. Owades	Director
John J. Roberts	Director
M. Edward Sellers	Director
Jerre L. Stead	Director

EXHIBIT NO. 24

ARMSTRONG HOLDINGS, INC.

POWER OF ATTORNEY

I, John N. Rigas, Senior Vice President, Secretary and General Counsel of Armstrong World Industries, Inc., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania, do hereby certify that at a meeting of the Board of Directors of said corporation duly held on the 21st day of February, 2005, at which a quorum was present and acting throughout, the following resolution was adopted and is now in full force and effect.

RESOLVED that the execution of Armstrong Holdings, Inc.’s 2004 Annual Report on Form 10-K by members of the Board of Directors through powers of attorney granting Messrs. Lockhart, Rigas and Gangl the power to sign on their behalf is authorized.

IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said corporation this 21st day of February, 2005.

/s/ John N. Rigas
John N. Rigas
Senior Vice President, Secretary and General Counsel

EXHIBIT NO. 24

ARMSTRONG HOLDINGS, INC.

POWER OF ATTORNEY

RE: 2004 ANNUAL REPORT ON FORM 10-K

I, James E. Marley, as a Director of Armstrong Holdings, Inc., do hereby constitute and appoint, MICHAEL D. LOCKHART or, in the case of his absence or inability to act as such, JOHN N. RIGAS or, in the case of his absence or inability to act as such, WALTER T. GANGL, my agent, to sign in my name and on my behalf the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and any amendments thereto, to be filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, with the same effect as if such signature were made by me personally.

/s/ James E. Marley
Dated: February 21, 2005